UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                             ---------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                       84-1214736
--------------------------------------------------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                        GLAS-AIRE INDUSTRIES GROUP LTD.
             145 TYEE DRIVE, #1641, POINT ROBERTS, WASHINGTON 98281
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 8.  OTHER EVENTS

ITEM 8.01     OTHER EVENTS

         On July 23, 2007, Environmental Service Professionals, Inc., a Nevada corporation (the Company"), Robert G. Johnson, an individual (the "Seller"), and International Association Managers, Inc., a Minnesota corporation (the "Manager") closed the acquisition of all of the tangible and intangible assets (the "Acquired Assets") of International Association Managers, Inc., National Association of Real Estate Appraisers, Environmental Assessment Association, Association of Construction Inspectors, Housing Inspection Foundation, International Real Estate Institute, and International Society of Meeting Planners (collectively, the "Entities") by the Company. Pursuant to the Asset
Purchase Agreement, dated as of April 3, 2007 (the "APA") covering the acquisition, in consideration for the transfer of the Acquired Assets and unearned revenue payable to the Company of approximately $134,000, the Company paid the Seller a total amount of $659,000 in cash, $5,000 of which the parties agreed to allocate to the covenant not to compete below described. Additionally, Seller is associated with the National Association of Review Appraisers & Mortgage Underwriters, a non-profit association. Upon closing of the APA, the Company will take on the day-to-day management responsibilities of the association.

         As an inducement to the Company to enter into and to perform its obligations under the APA, the Seller entered into a non-compete covenant pursuant to which the Seller agreed that for a minimum period of 36 months after the closing of the APA, he will not compete with any current or related industry association, business or service of the Company, whether acting as (a) an employee, agent, consultant, employer, principal, partner, officer or director;
(b) holder of five percent or more of any class of equity securities or five percent or more of the aggregate principal amount of any class of equity securities or five percent or more of the aggregate principal amount of any class of debt, notes or bonds of a company with publicly traded equity securities; or (c) in any other individual or representative capacity whatsoever, in each case for his own account or the account of any other person or entity, nor will he engage in any business or trade competing with the current or related business or trade of the Company as then conducted in the United States. The Seller, will however, stay involved in the association business related to the wine industry and such activity is acceptable to the Company.

         The Entities are trade associations engaged in the business of educating home and building inspectors, appraisers and mortgage underwriters. A copy of the APA and the amendment extending the closing date are attached to this Report as Exhibit 99.1.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

          (D)  Exhibits

               99.1 Asset  Purchase  Agreement  and  amendment  thereto  by  and between Robert G. Johnson, International Association Managers, Inc., and Environmental Service Professionals, Inc.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                               -----------------------------------------
                               (Registrant)
Date:  July 24, 2007



                              /s/ Edward L. Torres, Chief Executive Officer
                              ---------------------------------------------
                               Edward L. Torres, Chief Executive Officer




























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